Deposits	11 Months Ended
Mar. 31, 2012
Deposits
G.	Deposits:

Deposits are summarized as follows:

	March 31,	April 30,
	2012	2011
	(In Thousands)
NOW accounts	$37,955	$33,649
Demand deposit accounts	17,422	17,802
Official checks	2,532	2,723
Regular savings accounts	42,770	38,150
Money market deposit accounts	39,341	36,650

Total non-certificate accounts	140,020	128,974

Certificates:
Term and money market	69,870	75,401
IRA	16,672	16,648

Total certificate accounts	86,542	92,049

Total deposits	$226,562	$221,023

Term deposit certificates of $100,000 or more totaled approximately $33,584,000 and $34,262,000 at March 31, 2012 and April 30, 2011, respectively.

A summary of term certificate accounts by maturity, as of March 31, 2012, is as follows:

	Weighted Average Rate	Amount in Thousands
Within one year	0.83%	$66,980
Over one year to two years	1.47%	8,924
Over two years to three years	1.89%	4,738
Over three years to five years	2.09%	5,900

		$86,542